DEMAND LOAN AGREEMENT

                                      among

                           SAFETY-KLEEN SYSTEMS, INC.,

                          SAFETY-KLEEN SERVICES, INC.,

                                  as Guarantor

                               The Several Lenders

                        from Time to Time Parties hereto,

                         TORONTO DOMINION (TEXAS), INC.,

                                    as Agent,

                           Dated as of March 14, 2000

03110-0154-00067-A03AE0M1-AGR


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                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.  DEFINITIONS........................................................1
          1.1  Defined Terms...................................................1
          1.2  Other Definitional Provisions...................................3

SECTION 2.  THE LOANS..........................................................3
          2.1  Loans...........................................................3
          2.2  Repayment of Loans..............................................3
          2.3  Collateral......................................................4
          2.4  Conditions Precedent............................................4

SECTION 3.           CERTAIN PROVISIONS APPLICABLE TO THE LOANS ...............5
          3.1  Optional Prepayment.............................................5
          3.2  Mandatory Prepayment............................................5
          3.3  Computation of Interest.........................................5
          3.4  Pro Rata Treatment and Payments.................................5

SECTION 4.  REPRESENTATIONS AND WARRANTIES.....................................5
          4.1  Corporate Existence; Compliance with Law........................6
          4.2  Corporate Power; Authorization; Enforceable Obligations.........6
          4.3  No Legal Bar....................................................6
          4.4  No Material Litigation..........................................6
          4.5  Federal Regulations.............................................7
          4.6  Investment Company Act; Other Regulations.......................7
          4.7  Purpose of Loans................................................7
          4.8  Accuracy of Information, etc....................................7
          4.9  Mortgage........................................................7
          4.10  Regulation H...................................................7

SECTION 5.  THE AGENT..........................................................7
          5.1  Appointment.....................................................7
          5.2  Delegation of Duties............................................8
          5.3  Exculpatory Provisions..........................................8
          5.4  Reliance by Agent...............................................8
          5.5  Notice of Default...............................................9
          5.6  Non-Reliance on Agent and Other Lenders.........................9
          5.7  Indemnification.................................................9
          5.8  Agent in Its Individual Capacity...............................10
          5.9  Successor Agent................................................10
          6.1  Guarantee......................................................10
          6.2  No Subrogation, Contribution, Reimbursement or Indemnity.......11
          6.3  Amendments, etc. with respect to the Borrower Obligations......11
          6.4  Guarantee Absolute and Unconditional...........................11


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          6.5  Reinstatement..................................................12
          6.6  Payments.......................................................12

SECTION 7.  MISCELLANEOUS.....................................................12
          7.1  Amendments and Waivers.........................................13
          7.2  Notices........................................................13
          7.3  No Waiver; Cumulative Remedies.................................13
          7.4  Survival of Representations and Warranties.....................13
          7.5  Payment of Expenses and Taxes..................................13
          7.6  Successors and Assigns.........................................14
          7.7  Adjustments; Set-off...........................................14
          7.8  Counterparts...................................................15
          7.9  Severability...................................................15
          7.10  Integration...................................................15
          7.11  GOVERNING LAW.................................................15
          7.12  Submission To Jurisdiction; Waivers...........................16
          7.13  Acknowledgments...............................................16
          7.14  WAIVERS OF JURY TRIAL.........................................16
          7.15. WAIVER OF AUTOMATIC STAY......................................17

SCHEDULES:

Schedule I:  Mortgaged Property

EXHIBITS

          A          Form of Note
          B-1        Form of Mortgage

                  DEMAND  LOAN  AGREEMENT,  dated as of March  14,  2000,  among
SAFETY-KLEEN   SYSTEMS,   INC.,  a  Wisconsin   corporation  (the   "Borrower"),
                                                                     --------
SAFETY-KLEEN  SERVICES,  INC., a Delaware  corporation  (the  "Guarantor"),  the
                                                               ---------
several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), and TORONTO DOMINION (TEXAS), INC.,
                                -------
as administrative agent and collateral agent (the "Agent").
                                                   -----

                               W I T N E S S E T H
                               - - - - - - - - - -


                  WHEREAS, the Borrower has requested the Lenders to make loans to it in the aggregate principal amount of up to $20,000,000, and the Lenders are willing to make such loans upon and subject to the terms and conditions set forth herein; and

                  WHEREAS, it is a condition precedent to the willingness of the Lenders to make the requested loans that the Mortgage shall have been executed and delivered to the Agent, for the benefit of the Lenders;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

                             SECTION 1. DEFINITIONS

                  1.1  Defined Terms.  As used in this Agreement, the following
                       -------------
meanings:  terms shall have the following

                  "Agent":  as defined in the Preamble to this Agreement.
                  ------

                  "Agreement":  this Demand Loan Agreement, as amended, supple-
                   ---------
        mented or otherwise modified from time to time.

                  "Base  Rate":  a rate per annum  determined  by the Agent on a
                   ----------
        daily basis, equal to the higher of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus one half of one percent (.50 of 1%) per annum.

                  "Borrower": as defined in the Preamble to this Agreement.
                  ----------

                  "Business Day":  a day other than a Saturday, Sunday or other
                  --------------
         or day on which commercial banks in New York City Houston, Texas are authorized or required by law to close.

                  "Contractual Obligation":  as to any Person, any provision of
                   ----------------------
         any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Federal  Funds  Effective  Rate":  for any day,  the weighted
                   -------------------------------
         average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

                  "Governmental Authority": any nation or government, any state,
                   ----------------------
         provincial or other political subdivision thereof and any entity exer-cising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Lien":  any  mortgage,  pledge,  hypothecation,   assignment,
                   ----
         deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

                  "Loan":  as defined in Section 2.1.
                  -----

                  "Loan Documents":  the collective reference to this Agreement,
                   --------------
         any Notes and the Mortgage.

                  "Mortgage": the Mortgage, substantially in the form of Exhibit
                   --------
         B, encumbering the property described in Schedule I.

                  "Notes":  as defined in Section 2.2.
                   -----

                  "Person":   an individual, partnership, corporation, business
                   ------
         trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Prime  Rate":  the  prime  commercial  lending  rate  of  The
                   -----------
         Toronto-Dominion Bank as in effect from time to time in New York City for loans in U.S. Dollars, such rate to be adjusted on and as of the effective date of any change in the Prime Rate. The Prime Rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest on the unpaid principal amount of the Loans on the Prime Rate, the Lenders have not committed to charge, and the Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which the Lenders may now or in the future make loans to other borrowers.

                  "Requirement of Law":  as to any Person, the Certificate of
                   ------------------
         Incorporation and By-Laws or other organizational or governing docu-uments of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other

         Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Subsidiary": as to any Person, a corporation,  partnership or
                   ----------
         other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  1.2 Other  Definitional  Provisions. (a)  Unless  otherwise
                        -------------------------------
specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                              SECTION 2. THE LOANS

                  2.1 Loans . On the date  hereof,  each Lender is making a loan
                      -----
(collectively, the "Loans") to the Borrower in the principal amount set forth opposite such Lenders name on the signature pages thereof. From time to time after the date hereof, a Lender may make additional loans to the Borrower; provided, however, that the aggregate principal amount of Loans hereunder shall not exceed $10,300,000 without the prior written consent of all Lenders at the time such excess amount is loaned.

                  2.2 Repayment of Loans; Evidence of Indebtedness; Notes. (a) The Borrower unconditionally promises to pay to the Agent, for the account of each Lender, the Loan of such Lender, on the earliest of (i) demand by the Agent, (ii) the date of commencement by or against the Borrower of any bankruptcy proceeding and (iii) June 12, 2000. The Borrower further unconditionally promises to pay to the Agent, for the account of each Lender, interest on the Loan of such Lender at the rate per annum equal to 5% above the Base Rate until the maturity of such Loan, and thereafter at the rate per annum equal to 9% above the Base Rate until such Loan shall be paid in full. Interest accrued on the Loans shall be paid in arrears on the last Business Day of each month and on the maturity date or date of repayment in full of such Loan.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from the Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (c) The Agent shall maintain a register (the "Register"), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof.

                  (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.2(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loan made to the Borrower by such Lender in accordance with the terms of this Agreement.

                  (e) The Borrower agrees that, upon the request to the Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing the Loan of such Lender, substantially in the form of Exhibit B with appropriate insertions as to date and principal amount (a "Note").

                  2.3  Collateral.   The Loans shall be secured by the Mortgage.
                       ----------

                  2.4 Conditions  Precedent.  The  willingness of the Lenders to
                      ---------------------
make Loans on any date hereunder is subject to the satisfaction of certain conditions precedent on or prior to such date, including, without limitation, the following:

                  (a) receipt by the Agent of corporate resolutions and legal opinions with respect to the matters contemplated hereby in form and substance reasonably satisfactory to it;

                  (b) receipt by the Agent of the Mortgage duly executed by the Borrower, together with a satisfactory title report with respect to the property covered by the Mortgage;

                  (c) receipt by the Agent of satisfactory title insurance and hazard insurance policies or commitments to provide such policies;

                  (d) receipt by the Agent, for the account of each Lender, of a fee in the amount of $300,000 to be distributed to the Lenders pro rata according to the respective commitment amounts set forth opposite the signatures of the Lenders hereto; and

                  (e)  receipt  by  the  Agent  of  such  other   documents  and
         instruments as the Agent shall request with respect to the matters contemplated hereby.

              SECTION 3. CERTAIN PROVISIONS APPLICABLE TO THE LOANS

                  3.1  Optional  Prepayment.   The  Borrower may at any time and
                       -------------------
from time to time prepay the Loans, in whole or in part, without premium or penalty, upon at least one Business Day's irrevocable notice to the Agent, specifying the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Amounts prepaid may not be reborrowed.

                  3.2  Mandatory  Prepayment.  (a) The Loans shall be prepaid in
                       ---------------------
full upon any sale or other disposition of the property subject to the Mortgage, such payment to be made simultaneously with the sale or other disposition of such property.

                  (b) The Loans shall be repaid in full with the proceeds of the first borrowing made by the Borrower or Guarantor under any debtor-in-possession credit agreement.

                  3.3  Computation of Interest.  Interest shall be calculated on
                       -----------------------
the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Any change in the interest rate on the Loans resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in the Base Rate.

                  3.4  Pro Rata Treatment and Payments. (a) The borrowing by the
                       -------------------------------
Borrower from the Lenders hereunder shall be made pro rata according to the respective commitment amounts set forth opposite the signatures of the Lenders hereto.

                  (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders.

                  (c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office specified in Section 7.2 in U.S. Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

                  To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrower and Guarantor each hereby represents and warrants to the Agent and each Lender that:

                  4.1  Corporate  Existence;  Compliance  with Law.  Each of the
                       -------------------------------------------
Borrower and Guarantor (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification.

                  4.2 Corporate Power;  Authorization;  Enforceable Obligations.
                      ---------------------------------------------------------
Each of the Borrower and the Guarantor has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party, to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and the Notes and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowing hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents (except for the consent of the Required Lenders under (and as defined
in) the Amended and Restated Credit Agreement, dated as of April 3, 1998, as amended, among Safety-Kleen Services, Inc., Safety-Kleen (Canada) Ltd., the
lenders parties thereto, Toronto Dominion (Texas), Inc., as general administrative agent, and others, which consent has been obtained and is in full force and effect). This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of each of Guarantor and Borrower. This Agreement constitutes, and each other Loan Document to which it is a party, when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  4.3 No Legal Bar. The execution,  delivery and performance of
                      ------------
the Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or Guarantor or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than the Liens created by the Mortgage).

                  4.4 No Material  Litigation. No litigation,  investigation or
                      -----------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower or Guarantor, threatened by or against the Borrower or Guarantor or any of their respective Subsidiaries or against any of their respective properties or revenues with respect to any of the Loan Documents, the Loans or the Mortgage.

                  4.5 Federal Regulations. No part of the proceeds of any Loans
                      -------------------
will be used in violation of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

                  4.6  Investment  Company  Act;  Other   Regulations.   Neither
                       ----------------------------------------------
Borrower nor Guarantor is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither Borrower nor Guarantor is subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which limits its ability to incur Indebtedness.

                  4.7 Purpose of Loans. The proceeds of the Loans shall be used
                      ----------------
to finance the working capital needs of the Borrower and its Subsidiaries primarily and Guarantor and its Subsidiaries, including the payment of interest and fees under the Loan Documents.

                  4.8 Accuracy of Information, etc. No statement or information
                      ----------------------------
contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished to the Agent or the Lenders or any of them, by or on behalf of Guarantor or Borrower for use in connection with this Agreement, the Loans or the Mortgage, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading.

                  4.9 Mortgage.  The Mortgage is effective to create in favor of
                      --------
the Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the mortgaged properties described therein and proceeds thereof, and when the Mortgage is filed in the office specified in Schedule I, the Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in such mortgaged properties and the proceeds thereof, as security for the Obligations (as defined in the Mortgage), prior and superior in right to any other Person.

                  4.10  Regulation  H. The Mortgage  does not encumber  improved
                        -------------
real property which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

                              SECTION 5. THE AGENT

                  5.1  Appointment.  Each Lender hereby  irrevocably  designates
                       -----------
and appoints Toronto Dominion (Texas), Inc. as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

                  5.2  Delegation  of Duties.  The Agent may  execute any of its
                       ---------------------
duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                  5.3 Exculpatory  Provisions.  Neither the Agent nor any of its
                      -----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or
(ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or Guarantor or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower or Guarantor to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or Guarantor.

                  5.4  Reliance  by Agent.  The Agent shall be entitled to rely,
                       -----------------
and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                  5.5 Notice of Default.  The Agent  shall not be deemed to have
                      -----------------
knowledge or notice of the occurrence of any default hereunder or under the Note unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such default as shall be reasonably directed by the Lenders; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default as it shall deem advisable in the best interests of the Lenders.

                  5.6  Non-Reliance  on Agent and  Other  Lenders.  Each  Lender
                       ------------------------------------------
expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower or Guarantor or any of their respective affiliates, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and Guarantor and made its own decision to make its Loan hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower or Guarantor. The Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower and Guarantor which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                  5.7 Indemnification.  The Lenders agree to indemnify the Agent
                      ---------------
in its capacity as such (to the extent not reimbursed by the Borrower or Guarantor and without limiting the obligation of the Borrower and Guarantor to do so), ratably according to the outstanding principal amount of their respective Loans on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Loans, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the

Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

                  5.8  Agent  in Its  Individual  Capacity.  The  Agent  and its
                       -----------------------------------
affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or Guarantor as though the Agent were not the Agent hereunder and under the other Loan Documents. With respect to the Loan made by it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

                  5.9  Successor  Agent.  The Agent may  resign as Agent upon 10
                       ----------------
days' notice to the Lenders. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent, shall succeed to the rights, powers and duties of the Agent hereunder. Effective upon such appointment and approval, the term "Agent" shall mean such successor agent, and such former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Agent's resignation as Agent, the provisions of this Section 5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

SECTION 6.  GUARANTEE

                  6.1  Guarantee.   In order to induce the Agent and the Lenders
                       ---------
to execute and deliver this Agreement and to make or maintain Loans to the Borrower hereunder, the Guarantor hereby unconditionally and irrevocably guarantees to the Agent, for the ratable benefit of the Lenders, the prompt and complete payment and performance by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of the Borrower's obligations hereunder ("Borrower Obligations"), respectively, and the Guarantor further agrees to pay
  --------------------
any and all expenses (including, without limitation, all reasonable fees, charges and disbursements of counsel) which may be paid or incurred by the Agent or the Lenders in enforcing, or obtaining advice of counsel in respect of, any of their rights under the guarantee contained in this Section 6. The guarantee contained in this Section 6, subject to Section 6.5, shall remain in full force and effect until the Borrower Obligations are paid in full.

                  The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent, or any Lender on account of its liability under this Section 6, it will notify the Agent and such Lender in writing that such payment is made under the guarantee contained in this Section 6 for such purpose. No payment or payments made by the Borrower or any other Person or received or collected by the Agent or any Lender from the Borrower or any other Person by virtue of any action or proceeding or any setoff or appropriation or application, at any time or from time to time, in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor under this

Section 6 which, notwithstanding any such payment or payments, shall remain liable for the Borrower Obligations, until, subject to Section 6.5, the Borrower Obligations are paid in full.

                  6.2 No Subrogation, Contribution,  Reimbursement or Indemnity.
                      ---------------------------------------------------------
Notwithstanding anything to the contrary in this Section 6, the Guarantor hereby irrevocably waives all rights which may have arisen in connection with the guarantee contained in this Section 6 to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code (or similar action under any successor law or under any comparable law), including Section 509 thereof, under common law or otherwise) of the Agent or any Lender against the Borrower or against the Agent or any such Lender for the payment of the Borrower Obligations, until all the Borrower Obligations shall have been paid in full. The Guarantor hereby further irrevocably waives all contractual, common law, statutory and other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Borrower or any other Person which may have arisen in connection with the guarantee contained in this
Section 6, until the Borrower Obligations shall have been paid in full. So long as the Borrower Obligations remain outstanding, if any amount shall be paid by or on behalf of the Borrower to the Guarantor on account of any of the rights waived in this Section 6.2, such amount shall be held by the Guarantor in trust, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Agent may determine. The provisions of this Section 6.2 shall survive the term of the guarantee contained in this Section 6 and the payment in full of the Borrower Obligations.

                  6.3 Amendments, etc. with respect to the Borrower Obligations.
                      ---------------------------------------------------------
The Guarantor shall remain obligated under this Section 6 notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of or reduction in the principal amount of any of the Borrower Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender, and any of the Borrower
Obligations, continued, and the Borrower Obligations or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and this Agreement, any other Loan Document, and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 6 or any property subject thereto.

                  6.4 Guarantee Absolute and Unconditional. The Guarantor waives
                      ------------------------------------
any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Lenders upon the guarantee contained in this Section 6 or acceptance of the guarantee contained in this Section 6; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 6; and all dealings between the Borrower, on the one hand, and the Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 6. The Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower with respect to the Borrower Obligations. The guarantee contained in this Section 6 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of this Agreement or any other Loan Document or any of the Borrower Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Agent or any Lender, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower in bankruptcy or in any other instance. When the Agent or any Lender is pursuing its rights and remedies under this Section 6 against the Borrower, it may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Agent or any such Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability under this Section 6, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent and the Lenders against the Guarantor.

                  6.5 Reinstatement, as the case may be, if at any time payment,
                      ------------
or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  6.6 Payments. The Guarantor hereby agrees that any payments in
                      --------
respect of the Borrower Obligations pursuant to this Section 6 will be paid to the Agent without setoff or counterclaim.

                            SECTION 7. MISCELLANEOUS

                  7.1  Amendments  and Waivers.  Neither this  Agreement nor any
                       -----------------------
other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except by a written instrument signed by all parties hereto.

                  7.2 Notices . All notices, requests and demands to or upon the
                      -------
respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

                  The Borrower or Guarantor:     Safety-Kleen Systems, Inc.
                                                 Safety-Kleen Services, Inc.
                                                 1301 Gervais Street, 3rd Floor
                                                 Columbia, South Carolina  29201
                                                 Attention: Vice Chairman
                                                 Fax: (803) 933-4346

                                  The Agent:     Toronto Dominion (Texas), Inc.
                                                 909 Fannin Street, Suite 1700
                                                 Houston, Texas 77010
                                                 Attention: Jano Mott
                                                 Fax: (703) 951-9921

                                The Lenders:     As set forth with their
                                                 signatures hereto.


                  7.3 No Waiver; Cumulative Remedies. No failure to exercise and
                      ------------------------------
no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  7.4   Survival  of   Representations   and   Warranties.   All
                        -------------------------------------------------
representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                  7.5  Payment of Expenses and Taxes. The Borrower agrees (a) to
                       -----------------------------
pay or reimburse the Agent and each Lender for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Agent, (c) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any environmental law applicable to the operations of the Borrower or any of its Subsidiaries or any of the facilities or properties owned, leased or operated by the Borrower or any of its Subsidiaries (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided that the Borrower shall have no obligation hereunder to any person seeking indemnification with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such person. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees, and shall cause each of its Subsidiaries to agree, not to assert, and hereby waives and agrees to cause each of its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of whatever kind or nature whatsoever, under or related to environmental laws, that any of them might have by statute or otherwise against each Lender and the Agent. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

                  7.6  Successors and Assigns.  This Agreement  shall be binding
                       ----------------------
upon and inure to the benefit of the Borrower, the Guarantor, the Lenders, the Agent, all future holders of the Loans, and their respective successors and assigns, except that neither the Borrower nor the Guarantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                  7.7  Adjustments;  Set-off.  (a) If any Lender (a  "benefitted
                       ---------------------
Lender") shall at any time receive any payment of all or part of the aggregate amount of the Loan made by such benefitted Lender, or interest thereon, or receive any collateral in respect thereof (whether voluntarily, by set-off, pursuant to bankruptcy proceedings, or otherwise), in a greater proportion than any such payment or collateral received by any other Lender, if any, in respect by the principal amount of the Loan made by such Lender, or interest thereon, then such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders ; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                  (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch, agency or affiliate thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  7.8  Counterparts.   This  Agreement may be executed by one or
                       ------------
more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

                  7.9  Severability.  Any provision of this  Agreement  which is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  7.10 Integration.  This Agreement and the other Loan Documents
                       -----------
represent the agreement of the Borrower, the Guarantor, the Agent, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                  7.11   GOVERNING  LAW.  THIS  AGREEMENT  AND  THE  RIGHTS  AND
                         --------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  7.12  Submission To Jurisdiction; Waivers.  (a)  Each of the
                        -----------------------------------
Borrower and Guarantor hereby irrevocably and unconditionally:

                        (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                        (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                        (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 7.2 or at such other address of which the Agent shall have been notified pursuant thereto;

                        (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                        (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                  7.13  Acknowledgments.   Each   of  the Borrower and Guarantor
                        ---------------
hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                  (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Agent and Lenders, on one hand, and the Borrower and Guarantor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower or Guarantor and the Lenders.

                  7.14  WAIVERS OF JURY TRIAL.     EACH  OF  THE  BORROWER,  THE
                        ---------------------
GUARANTOR, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND

UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  7.15. WAIVER OF  AUTOMATIC  STAY.  EACH  OF THE  BORROWER  AND
                        --------------------------
GUARANTOR, HAVING RECEIVED THE ADVICE OF COUNSEL QUALIFIED TO PRACTICE IN SUCH MATTERS, AND BEING FULLY INFORMED OF ITS RIGHTS UNDER TITLE 11 OF THE UNITED STATES CODE, SECTIONS 101 ET SEQ. ("BANKRUPTCY CODE"), HEREBY ACKNOWLEDGES THAT THE LOANS BEING MADE HEREUNDER ARE BEING MADE IN CONNECTION WITH AND IN
PREPARATION  FOR A GOOD  FAITH  RESTRUCTURING  OF THEIR  RESPECTIVE  BUSINESSES,
ASSETS AND LIABILITIES, WHETHER IN OR OUT OF COURT, AND ARE NECESSARY AND DESIRABLE TO ENABLE IT TO FULFILL ITS FIDUCIARY DUTY TO ITS CREDITORS AND OTHER CONSTITUENCIES AND, TO INDUCE SUCH LOANS TO BE MADE AT THIS TIME WITHOUT THE PROTECTION OF AN ORDER UNDER SECTION 364 OF THE BANKRUPTCY CODE, EACH OF THE BORROWER AND GUARANTOR HEREBY WAIVES, IN RESPECT OF THE LOANS, THE OTHER OBLIGATIONS AND THE EXERCISE OF REMEDIES AGAINST ITS PROPERTY TO SATISFY SUCH LOANS AND OBLIGATIONS, TO THE FULLEST EXTENT PERMITTED BY LAW, THE PROTECTION OF THE AUTOMATIC STAY UNDER SECTION 362 OF THE BANKRUPTCY CODE AND ANY OTHER STAY OR INJUNCTION AVAILABLE UNDER SECTION 105 OF THE BANKRUPTCY CODE IN ANY CASE FILED BY OR AGAINST THE BORROWER OR GUARANTOR AFTER THE DATE HEREOF AND PRIOR TO REPAYMENT IN FULL OF THE LOANS AND OTHER OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND COVENANTS AND AGREES THAT IT WILL NOT ASSERT ANY DEFENSE OR CLAIM TO PREVENT, INTERFERE WITH OR DELAY THE EXERCISE OF REMEDIES HEREUNDER OR UNDER THE LOAN DOCUMENTS. EACH OF THE BORROWER AND GUARANTOR FURTHER ACKNOWLEDGES THAT THE LENDERS ARE RELYING ON THIS WAIVER IN RESPECT OF EACH EXTENSION OF CREDIT HEREUNDER.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   SAFETY-KLEEN SYSTEMS, INC.


                                   By: /s/ Henry Taylor
                                       ---------------------------
                                     Name: Henry Taylor
                                     Title: President

                                   SAFETY-KLEEN SERVICES, INC.


                                   By: /s/ Henry Taylor
                                      --------------------------
                                     Name: Henry Taylor
                                     Title: President

                                   TORONTO DOMINION (TEXAS), INC.,
                                     as Agent

                                   By: /s/ Jano Mott
                                      --------------------------
                                     Name:  Jano Mott
                                     Title: V.P.

                                   LENDERS:

                                   LAIDLAW, INC.


                                   By: /s/ L. W. Haworth
                                      --------------------------
                                     Name:  L. W. Haworth
                                     Title: Sr. VP & CFO

                                   Amount Initially Funded: $1,009,979.13

                                   Aggregate Amount of Uncommitted
                                     Demand Line: $3,800,000.00

                                   TORONTO DOMINION (TEXAS), INC.


                                   By: /s/ Jano Mott
                                      --------------------------
                                      Name:    Jano Mott
                                      Title:   VP

                                   Amount Initially Funded: $1,006,734.75

                                   Aggregate Amount of Uncommitted
                                      Demand Line: $3,787,793.20


                                   VAN KAMPEN PRIME RATE INCOME TRUST


                                   By: /s/Douglas J. Smith
                                      --------------------------
                                      Name:    Douglas J. Smith
                                      Title:   Vice President

                                   Amount Initially Funded: $199,337.99

                                   Aggregate Amount of Uncommitted
                                     Demand Line: $750,000.00

                                   BANK OF AMERICA


                                   By: /s/ William Crawford
                                      --------------------------
                                      Name:    William Crawford
                                      Title:   Managing Director

                                     Amount Initially Funded: $132,891.99

                                   Aggregate Amount of Uncommitted
                                     Demand Line: $500,000.00

                                   SENIOR SECURED HIGH INCOME FUND, L.P.

                                   By: ING Capital Advisors LLC.,
                                         as Collateral Manager

                                   By: /s/Kurt Wegleitner
                                      --------------------------
                                      Name:    Kurt Wegleitner
                                      Title:   Vice President

                                   Amount Initially Funded: $132,891.99

                                   Aggregate Amount of Uncommitted
                                     Demand Line: $500,000.00

                                   SENIOR DEBT PORTFOLIO

                                   By: Boston Management and Research,
                                         as Investment Advisor


                                   By: /s/Payson F. Swaffield
                                      --------------------------
                                      Name:    Payson F. Swaffield
                                      Title:   Vice President

                                   Amount Initially Funded: $97,542.72

                                   Aggregate Amount of Uncommitted
                                     Demand Line: $367,000.00

                                   OAK HILL SECURITIES FUND, L.P.

                                   By:  Oak Hill Securities GenPar, L.P.,
                                          its general partner

                                   By:  Oak Hill Securities MGP, Inc.,
                                          its general partner


                                   By: /s/William H. Bohnsack, Jr.
                                      --------------------------
                                      Name:    William H. Bohnsack, Jr.
                                      Title:   Vice President

                                   Amount Initially Funded: $83,776.92

                                   Aggregate Amount of Uncommitted
                                     Demand Line: $315,206.80

                                   BANK ONE, N.A.


                                   By: /s/Richard Babcock
                                      --------------------------
                                      Name:    Richard Babcock
                                      Title:   Vice President

                                   Amount Initially Funded: $74,419.51

                                   Aggregate Amount of Uncommitted
                                     Demand Line: $280,000.00

                                                                      SCHEDULE I




                               MORTGAGED PROPERTY

I.  Description: See attachment to Form of Mortgage.





II.  Recording Office:  Kane County Recorder of Deeds, Elgin, Illinois

                                                                       EXHIBIT A

                             DEMAND PROMISSORY NOTE

$_________                                                    New York, New York
                                                                   March __,2000

                  FOR VALUE RECEIVED, the undersigned, SAFETY-KLEEN SYSTEMS, INC, a Wisconsin corporation (the "Borrower"), hereby unconditionally promises
                                   --------
promises to pay to the order of ----------------------  (the  "Lender") at the
                                                               ------
at the office of Toronto Dominion (Texas), Inc. located at 909 Fannin Street, Houston, Texas 77010, in lawful money of the United States and in immediately available funds, the principal amount of DOLLARS ($ ), on the maturity date therefor as provided in the Demand Loan Agreement described below; and the Borrower further unconditionally promises to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rate and on the dates set forth in the Demand Loan Agreement.

                  This Demand Promissory Note (a) is one of the Notes issued pursuant to the Demand Loan Agreement, dated as of March 14, 2000 (the "Demand Loan Agreement"), among the Borrower, Safety-Kleen Services, Inc., as guarantor, the Lender, the other lenders parties thereto, and Toronto Dominion (Texas), Inc., as agent, (b) is subject to the provisions of the Demand Loan Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Demand Loan Agreement. This Demand Promissory Note is secured as provided in the Demand Loan Agreement. Reference is hereby made to the Demand Loan Agreement for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Demand Promissory Note in respect thereof.

                  All parties now and hereafter liable with respect to this Demand Promissory Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  THIS  DEMAND   PROMISSORY  NOTE  SHALL  BE  GOVERNED  BY,  AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                     SAFETY-KLEEN SYSTEMS, INC.


                                     By:--------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT B
                                                                       ---------

                             MORTGAGE, ASSIGNMENT OF
                          RENTS AND LEASES AND SECURITY
                                    AGREEMENT

                                      from

                      SAFETY-KLEEN SYSTEMS, INC., Mortgagor
                     (formerly known as Safety-Kleen Corp.)

                                       to

                    TORONTO DOMINION (TEXAS), INC., Mortgagee


                           DATED AS OF MARCH 14, 2000




                     This document was prepared by, and when
                           recorded, please return to:

                           Simpson Thacher & Bartlett
                        3373 Hillview Avenue - Suite 250
                           Palo Alto, California 94304
                          Attn: Erin L. Rothfuss, Esq.

                                                                      [Illinois]



                          MORTGAGE, ASSIGNMENT OF RENTS
                        AND LEASES AND SECURITY AGREEMENT

                  THIS MORTGAGE, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT dated as of March 14, 2000 is made by SAFETY-KLEEN SYSTEMS, INC. (formerly known as Safety-Kleen Corp.), a Wisconsin corporation ("Mortgagor"),
                                                                    ---------
whose address is 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201, to Toronto Dominion (Texas), Inc., a Delaware corporation, as agent for the Lenders referred to below (in such capacity, "Mortgagee"), whose address is 909
                                               ---------
Fannin Street, Suite 1700, Houston,  Texas 77010.  References to this "Mortgage"
                                                                       --------
shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement (as defined below).

                                   Background
                                   ----------

                  A. Mortgagor is the owner of the parcels of real property described on Schedule A attached (such real property, together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the "Improvements"), being collectively referred to as the "Real
                ------------                                                ----
Estate").
------

                  B. Mortgagor is a party to that certain Demand Loan Agreement (the "Credit Agreement") dated as of March 14, 2000 among Mortgagor,
       ------------------
Safety-Kleen Services, Inc., as guarantor, the several banks and other financial institutions from time to time parties thereto (the "Lenders") and Mortgagee.
                                                        -------
All defined terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

                  C.  Pursuant t   the Credit Agreement,  the  Lenders may  make
demand loans from time to time to Mortgagor (the"Loans"). The  maximum aggregate
                                                 -----
principal amount of the Loans outstanding at any one time shall not exceed $20,000,000.

                  D. The Loans may be evidenced by promissory notes of Mortgagor made payable to the order of the relevant Lender (as the same may be amended, supplemented, modified, extended, restated or replaced from time to time, the "Notes"). Each Loan bears interest at the rate stated in the Credit Agreement;
 -----
references in this Mortgage to the "Default

Rate" shall mean, at any time, the interest rate applicable to overdue principal amounts of the Loans as provided in the Credit Agreement.

                  E. Mortgagee is the agent for the Lenders pursuant to the Credit Agreement.

                  F. It is a condition precedent to the obligation of the Lenders to make their respective Loans to Mortgagor that Mortgagor shall have executed and delivered this Mortgage to Mortgagee for the benefit of Mortgagee and the other Lenders, and Mortgagor is willing to so execute and deliver this Mortgage in order to obtain the benefits available to it from Mortgagor entering into the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce Mortgagee and the other Lenders to make their respective Loans to Mortgagor, Mortgagor hereby agrees with Mortgagee and the other Lenders as follows:

                                Granting Clauses
                                ----------------

                  For  good  and   valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, Mortgagor agrees that to secure:

                  (a) (i) the prompt and complete payment and performance when due of the Obligations and (ii) all interest and fees, indemnities, costs and expenses payable thereon by Mortgagor (the items set forth in the foregoing clauses (i) and (ii) being referred to collectively as the "Indebtedness"); and
               -----------

                  (b) the performance of all covenants, agreements, obligations and liabilities of Mortgagor (the "Obligations") whether direct or
                                                -----------
         indirect, absolute or contingent, due or to become due, or now existing or hereinafter incurred, which may arise under, out of, or in connection with, this Mortgage, any other document securing payment of
         the  Indebtedness  (the  "Security   Documents")  and  any  amendments,
                                   --------------------
         supplements,   extensions,  renewals,  restatements,   replacements  or
         modifications of any of the foregoing , the Mortgage, the Security Documents, the Credit Agreement and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "Loan Documents");
              --------------

MORTGAGOR HEREBY BARGAINS, SELLS, MORTGAGES, WARRANTS, CONVEYS, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER AND BY THESE PRESENTS DOES HEREBY BARGAIN, SELL,
MORTGAGE, WARRANT, CONVEY, GRANT, ASSIGN, TRANSFER AND SET OVER UNTO MORTGAGEE AND HEREBY GRANTS TO MORTGAGEE A CONTINUING SECURITY INTEREST IN AND TO ALL OF THE FOLLOWING:

                  (A)   the Real Estate;

                  (B) all the estate, right, title, claim or demand whatsoever of Mortgagor, in possession or expectancy, in and to the Real Estate or any part thereof;

                  (C) all right, title and interest of Mortgagor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

                  (D)  all  right,  title  and  interest  of  Mortgagor  in  the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (D) being referred to as the "Equipment");
                             ---------

                  (E) all right, title and interest of Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor;

                  (F) all right, title and interest of Mortgagor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Mortgagor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "Leases"), and all rights of Mortgagor in respect of
                            ------
         cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the "Rents");
                                                                   -----

                  (G) all trade names, trade marks, logos, copyrights, good will and books and records relating to or used in connection with the operation of the Real Estate or the Equipment or any part thereof; all general intangibles related to the operation of the Improvements now existing or hereafter arising;

                  (H) all right, title and interest of Mortgagor in all unearned premiums under insurance policies now or subsequently obtained by Mortgagor relating to the Real Estate or Equipment and Mortgagor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

                  (I) all right, title and interest of Mortgagor in and to (i) all contracts from time to time executed by Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of
         Equipment (collectively, the "Contracts"), (ii) all consents, licenses,
                                       ---------
         building  permits,  certificates  of occupancy  and other  governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof (collectively, the "Permits") and (iii) all drawings, plans, specifications and similar or
          -------
         related items relating to the Real Estate (collectively, the "Plans");
                                                                       -----

                  (J) all right, title and interest of Mortgagor in any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Mortgagee as provided in this Mortgage;

                  (K)  all proceeds, both cash and noncash, of the foregoing;

                  (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Mortgagor and described in the foregoing clauses (A) through (E) are collectively referred to as the "Premises", and those described in the foregoing
                                 --------
clauses  (A)  through  (K)  are  collectively  referred  to  as  the  "Mortgaged
                                                                       ---------
Property").
--------

                  TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby granted unto Mortgagee and its successors and assigns for the uses and purposes set forth, until the Indebtedness is fully paid and the Obligations fully performed.

                              Terms and Conditions
                              --------------------

                  Mortgagor further represents, warrants, covenants and agrees with Mortgagee as follows:

                  1.   Warranty of Title.  Mortgagor warrants that Mortgagor has
                       -----------------
good title to the Real Estate in fee simple and good title to the rest of the Mortgaged Property, subject only to the matters that are set forth in Schedule B of the title insurance policy or policies being issued to Mortgagee to insure the lien of this Mortgage (the "Permitted Exceptions") and Mortgagor shall
                                  ---------------------
warrant, defend and preserve such title and the rights granted by this Mortgage with respect thereto against all claims of all persons and entities. Mortgagor further warrants that it has the right to grant this Mortgage.

                  2.   Payment of Indebtedness.  Mortgagor shall pay the
                       -----------------------
Indebtedness at the times and places and in the manner specified in the Notes and shall perform all the Obligations.

                  3.       Requirements.
                           ------------

                  (a) Mortgagor shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created (collectively, "Governmental Authority") which has jurisdiction over the
                  -----------------------
Mortgaged Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Mortgagor or to any of the Mortgaged Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Mortgaged Property are collectively referred to as the "Legal Requirements".
                                              ------------------

                  (b) From and after the date of this Mortgage, Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any Legal

Requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Mortgagor shall not by act or omission impair the integrity of any of the Real Estate as a single zoning lot separate and apart from all other premises. Mortgagor represents that each parcel of the Real Estate constitutes a legally subdivided lot, in compliance with all subdivision laws and similar Legal Requirements. Any act or omission by Mortgagor which would result in a violation of any of the provisions of this subsection shall be void.

                  4. Payment of Taxes and Other  Impositions.  (a) Promptly when
                     ---------------------------------------
due, Mortgagor shall pay and discharge all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, transfer, gains, profits and gross receipts taxes), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions"). Mortgagor shall within 30 days
                                  -----------
after a request by Mortgagee deliver to Mortgagee (i) original or copies of receipted bills and cancelled checks evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence acceptable to Mortgagee showing the payment of any other such Imposition. If by law any Imposition, at Mortgagor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Mortgagor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

                  (b) Nothing herein shall affect any right or remedy of Mortgagee under this Mortgage or otherwise, without notice or demand to Mortgagor, to pay any Imposition after the date such Imposition shall have become due, and to add to the Indebtedness the amount so paid, together with interest from the time of payment at the Default Rate. Any sums paid by Mortgagee in discharge of any Impositions shall be (i) a charge on the Premises secured hereby prior to any right or title to, interest in, or claim upon the Premises subordinate to the lien of this Mortgage, and (ii) payable on demand by Mortgagor to Mortgagee, together with interest at the Default Rate as set forth above.

                  (c) Mortgagor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Mortgage or on any interest payable thereon for any taxes assessed against the Mortgaged Property or any part thereof, and shall not claim any deduction from the taxable value of the Mortgaged Property by reason of this Mortgage.

                  (d) Mortgagor shall have the right before any delinquency occurs to contest or object in good faith to the amount or validity of any Imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying, or extending Mortgagor's covenant to pay any such Imposition at the time and in the manner provided in this Section unless (i) Mortgagor has given prior written notice to Mortgagee of Mortgagor's intent so to contest or object to an Imposition, (ii) Mortgagor shall demonstrate to Mortgagee's satisfaction that the legal proceedings shall operate conclusively to prevent the sale of the Mortgaged Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings and (iii) Mortgagor shall furnish a good and sufficient bond or surety as requested by and reasonably satisfactory to Mortgagee in the amount of the Impositions which are being contested plus any interest and penalty which may be imposed thereon and which could become a charge against the Real Estate or any part of the Mortgaged Property.

                  5.   Insurance.  (a)  Mortgagor shall maintain or cause to be
                       ---------
 maintained on all of the Premises

                  (i) property insurance against loss or damage by fire, lightning, windstorm, tornado, water damage, flood, earthquake and by such other further risks and hazards as now are or subsequently may be covered by an "all risk" policy or a fire policy covering "special" causes of loss and the policy limits shall be automatically reinstated after each loss;

                  (ii) commercial general liability insurance under a policy including the "broad form CGL endorsement" (or which incorporates the language of such endorsement), covering all claims for personal injury, bodily injury or death, or property damage occurring on, in or about the Premises in an amount not less than $10,000,000 combined single limit with respect to injury and property damage relating to any one occurrence plus such excess limits as Mortgagee shall request from time to time;

                  (iii) to the extent applicable (as determined by Mortgagee in its sole discretion), insurance against rent loss, extra expense or business interruption in amounts satisfactory to Mortgagee, but not less than one year's gross rent or gross income; and

                  (iv) such other insurance in such amounts as Mortgagee may reasonably request from time to time against loss or damage by any other risk commonly insured against by persons occupying or using like properties in the locality or localities in which the Real Estate is situated.

                  (b) Each  insurance policy (other than flood  insurance) shall
(i) provide that it shall not be cancelled, non-renewed or materially amended without 30 days' prior written notice to Mortgagee, and (ii) with respect to all property insurance, contain a "Replacement Cost Endorsement" without any deduction made for depreciation and with no co-insurance penalty (or attaching an agreed amount endorsement satisfactory to Mortgagee), with loss payable to Mortgagee and Mortgagor (modified, if necessary, to provide that proceeds in the amount of replacement cost may be retained by Mortgagee without the obligation to rebuild) as their interest may appear, without contribution, under a "standard" or "New York" mortgagee clause acceptable to Mortgagee. Liability insurance policies shall name Mortgagee as an additional insured and contain a waiver of subrogation against Mortgagee. Each policy shall expressly provide that any proceeds which are payable to Mortgagee shall be paid by check payable to the order of Mortgagee and Mortgagor and requiring the endorsement of Mortgagee and Mortgagor.

                  (c) Mortgagor shall deliver to Mortgagee an original of each insurance policy required to be maintained, or a certificate of such insurance acceptable to Mortgagee, together with a copy of the declaration page for each such policy. Mortgagor shall (i) pay as they become due all premiums for such insurance, (ii) not later than 15 days prior to the expiration of each policy to be furnished pursuant to the provisions of this Section, deliver a renewed policy or policies, or duplicate original or originals thereof, marked "premium paid," or accompanied by such other evidence of payment satisfactory to Mortgagee.

                  (d) If Mortgagor is in default of its obligations to insure or deliver any such prepaid policy or policies, then Mortgagee, at its option and without notice, may effect such insurance from year to year, and pay the premium or premiums therefor, and Mortgagor shall pay to Mortgagee on demand such premium or premiums so paid by Mortgagee with interest from the time of payment at the Default Rate and the same shall be deemed to be secured by this Mortgage and shall be collectible in the same manner as the Indebtedness secured by this Mortgage.

                  (e) If the Mortgaged Property, or any part thereof, shall be destroyed or damaged and the cost to repair such damage exceeds $10,000, Mortgagor shall give immediate notice thereof to Mortgagee. All insurance proceeds shall be paid to Mortgagee to be held by Mortgagee as collateral to secure the payment and performance of the Indebtedness and the Obligations. Notwithstanding the preceding sentence, provided that no Event of Default shall have occurred and be continuing, Mortgagor shall have the right to adjust such loss, and the insurance proceeds relating to such loss may be paid over to Mortgagor; provided that Mortgagor shall promptly after any such damage, repair all such damage regardless of whether any insurance proceeds have been received or whether such proceeds, if received, are sufficient to pay for the costs of repair. Unless Mortgagor provides Mortgagee with evidence reasonably satisfactory to Mortgagee of the Insurance coverage required by this Section 5(e) hereof, Mortgagee may purchase insurance at Mortgagor's expense to protect Mortgagee's and the other Lenders' interest in the Mortgaged Property. This insurance may, but need not, protect Mortgagor's interest in the Mortgaged Property. The coverage purchased by Mortgagee may not pay any claim made by Mortgagor or any claim made against Mortgagor in connection with the Mortgaged Property. Mortgagor may later cancel any insurance purchased by Mortgagee, but only after providing Mortgagee with evidence reasonably satisfactory to Mortgagee that Mortgagor has obtained insurance as required by Section 5(e) hereof. If Mortgagee purchases insurance for the Mortgaged Property, Mortgagor will be responsible for the costs of such insurance, including interest at the rate of interest applicable after an Event of Default and any other charges imposed by the Mortgagee in connection with the placement of insurance, until the effective date of the cancellation or expiration of such insurance. The costs of the insurance may, at Mortgagee's discretion, be added to Mortgagor's total principal obligations owing to Mortgagee, and, in any event, shall be secured by this Mortgage and the other Security Documents. It is understood and agreed that the costs of insurance obtained by Mortgagee may be more than the costs of insurance Mortgagor may be able to obtain on its own.

                  (f) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the Indebted-ness, all right, title and interest of

Mortgagor in and to any insurance policies then in force (to the extent they are related to the Mortgaged Property) shall pass to the purchaser or grantee and Mortgagor hereby appoints Mortgagee its attorney-in-fact, in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

                  (g) In the event any Improvements are built on the premises described on Schedule A attached, Mortgagor shall cause Mortgagee to be insured by the Title Insurance Company for the total value of the Real Estate.

                  (h) Mortgagor may maintain insurance required under this Mortgage by means of one or more blanket insurance policies maintained by Mortgagor; provided, however, that (A) any such policy shall specify, or Mortgagor shall furnish to Mortgagee a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Premises and the other Mortgaged Property and any sublimits in such blanket policy applicable to the Premises and the other Mortgaged Property, (B) each such blanket policy shall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Mortgaged Property in an amount equal to the coverages required to be maintained by Mortgagor as provided above and (C) the protection afforded under any such blanket policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Mortgaged Property.

                  6. Restrictions on Liens and Encumbrances. Except for the lien
                     --------------------------------------
of this Mortgage and the Permitted Exceptions, Mortgagor shall not further mortgage, nor otherwise encumber the Mortgaged Property nor create or suffer to exist any lien, charge or encumbrance on the Mortgaged Property, or any part thereof, whether superior or subordinate to this Mortgage and whether recourse or non-recourse.

                  7.  Due on Sale and  Other  Transfer  Restrictions.  Mortgagor
                      ----------------------------------------------
shall not sell, transfer, lease, convey or assign or otherwise dispose of all or any portion of, or any interest in, the Mortgaged Property. Mortgagor shall not enter into any agreement to sell, transfer, lease, convey or assign or otherwise dispose of all or any portion of, or any interest in, the Mortgaged Property unless such agreement contains a convenant by the purchaser thereunder to pay all net proceeds directly to Mortgagee in lieu of Mortgagor.

                  8.  Maintenance;  No Alteration;  Inspection;  Utilities.  (a)
                      ----------------------------------------------------
Mortgagor shall maintain or cause to be maintained all the Improvements in good condition and repair and shall not commit or suffer any waste of the Improvements. Mortgagor shall repair, restore, replace or rebuild promptly any part of the Premises which may be damaged or destroyed by any casualty whatsoever. The Improvements shall not be demolished or materially altered, nor any material additions built, without the prior written consent of Mortgagee.

                  (b) Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect Premises and the right to inspect all work done, labor performed and materials furnished in and about the Improvements and the right to inspect and make copies of all books, contracts and records of Mortgagor relating to the Mortgaged Property.

                  (c) Mortgagor shall pay or cause to be paid when due all utility charges which are incurred for gas, electricity, water or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

                  9.  Condemnation/Eminent  Domain.  Immediately  upon obtaining
                      ----------------------------
knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property, or any portion thereof, Mortgagor will notify Mortgagee of the pendency of such proceedings. Mortgagor authorizes Mortgagee, at Mortgagee's option and in Mortgagee's sole discretion, as attorney-in-fact for Mortgagor, to commence, appear in and prosecute, in Mortgagee's or Mortgagor's name, any action or proceeding relating to any condemnation of the Mortgaged Property, or any portion thereof, and to settle or compromise any claim in connection with such condemnation. If Mortgagee elects not to participate in such condemnation proceeding, then Mortgagor shall, at its expense, diligently prosecute any such proceeding and shall consult with Mortgagee, its attorneys and experts and cooperate with them in any defense of any such proceedings. All awards and proceeds of condemnation shall be assigned to Mortgagee to be applied in the same manner as insurance proceeds, as provided above, and Mortgagor agrees to execute any such assignments of all such awards as Mortgagee may request.

                  10.  Restoration.  Subject  to the  provisions  of the  Credit
                       -----------
Agreement which may require insurance proceeds and condemnation proceeds and awards to be used to prepay the Loans, Mortgagor shall use all insurance proceeds and all condemnation proceeds and awards to promptly restore the Mortgaged Property to its condition prior to such casualty or condemnation (giving effect to the remaining configuration of the Premises after such condemnation), and in compliance with all Legal Requirements.

                  11.  Leases.  (a)  Mortgagor shall not(i)execute an assignment
                       ------
or pledge of any Lease relating to all or any portion of the Mortgaged Property other than in favor of Mortgagee, or (ii) without the prior written consent of Mortgagee, execute or permit to exist any Lease of any of the Mortgaged Property.

                  (b) As to any Lease now in existence or subsequently consented to by Mortgagee, Mortgagor shall not accept a surrender or terminate, cancel, rescind, supplement, alter, revise, modify or amend such Lease or permit any such action to be taken nor shall Mortgagor accept the payment of rent more than thirty (30) days in advance of its due date.

                  12.  Further  Assurances/Estoppel   Certificates.  To  further
                       -------------------------------------------
assure Mortgagee's rights under this Mortgage, Mortgagor agrees upon demand of Mortgagee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property and a separate assignment of each Lease in recordable form) as may be required by Mortgagee to confirm the rights or benefits conferred on Mortgagee by this Mortgage.

                  13.  Mortgagee's Right to Perform.    If  Mortgagor  fails to
                       ----------------------------
perform any of the covenants or agreements of Mortgagor, Mortgagee, without waiving or releasing Mortgagor from any obligation or default under this Mortgage, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage and shall be an encumbrance on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the date of this Mortgage. No payment or advance of money by Mortgagee under this Section shall be deemed or construed to cure Mortgagor's default or waive any right or remedy of Mortgagee.

                  14.  Materials  of  Environmental  Concern.  (a) (i) Except in
                       -------------------------------------
compliance with all applicable Environmental Laws, neither Mortgagor nor, to the best knowledge of Mortgagor, any other person has ever caused or permitted any Materials of Environmental Concern to be placed, stored, held or located on, under or at the Premises, or any part thereof; (ii) the Premises have never been used (whether by Mortgagor or, to the best knowledge of Mortgagor, by any other person, including any tenant or sub-tenant) as a disposal site for any Materials of Environmental Concern; (iii) the Premises do not contain any Materials of Environmental Concern in a concentration or condition that could reasonably be expect to result in liability under any Environmental Law; and (iv) the Premises are not and have not been in violation of any applicable Environmental Law.

                  (b) Mortgagor shall comply with any and all applicable Environmental Laws and any other applicable Legal Requirements relating to Materials of Environmental Concern, shall pay immediately when due the costs of investigation, remediation and removal of any Materials of Environmental Concern, and shall keep the Premises free of any lien imposed in connection with such Legal Requirements. In the event Mortgagor fails to do so, after notice to Mortgagor and the expiration of the earlier of (i) applicable cure periods hereunder, or (ii) the cure period permitted under the applicable Legal Requirement, Mortgagee may declare such failure an Event of Default or may undertake to so comply, pay, or keep free (as the case may be) in which case
Mortgagor shall give Mortgagee and its agents and employees access to the Premises to so act, and the cost to so comply, pay or keep free with interest at the Default Rate shall immediately be due from Mortgagor to Mortgagee and the same shall be added to the Indebtedness and be secured by this Mortgage. Mortgagor further agrees not to release or dispose of any Materials of Environmental Concern at the Premises without the express approval of Mortgagee and any such release or disposal shall comply with all applicable Legal Requirements and any conditions established by Mortgagee. In addition, except in full compliance with all applicable Environmental Laws, Mortgagor agrees not to allow the use, storage or presence of any Materials of Environmental Concern over or upon the Premises. Notwithstanding anything to the contrary in either the Credit Agreement or this Mortgage, Mortgagor shall not place or deposit, and shall not allow any other person to place or deposit, and shall not suffer to remain present, any Materials of Environmental Concern on the Premises, whether or not such placement, deposit or presence is authorized pursuant to any Environmental Law or Environmental Permit. Mortgagee shall have the right at any time to conduct an environmental assessment of the Premises and Mortgagor shall cooperate in the conduct of such environmental assessment, and the costs of such assessment with interest at the Default Rate shall immediately be due from Mortgagor to Mortgagee and the same shall be added to the Indebtedness and be secured by this Mortgage. Mortgagor agrees to defend, indemnify and hold

Mortgagee free and harmless from and against all loss, costs, damage and expense (including attorneys' fees and costs and consequential damages) Mortgagee may sustain by reason of (i) the imposition or recording of a lien by any Governmental Authority pursuant to any Legal Requirement relating to Materials of Environmental Concern; (ii) claims of any private parties regarding violations of Environmental Laws; (iii) costs and expenses (including, without limitation, attorneys' fees and fees incidental to the securing of repayment of such costs and expenses) incurred by Mortgagor or Mortgagee in connection with the removal of any such lien or in connection with Mortgagor's or Mortgagee's compliance with any Environmental Laws; and (iv) the assertion against Mortgagee by any party of any claim in connection with Materials of Environmental Concern.

                  (c) The foregoing indemnification shall survive repayment of the Notes, notwithstanding the delivery of any satisfaction, release or release deed, discharge or deed of reconveyance, or the assignment of this Mortgage by Mortgagee.

                  15.  Events of Default.   (i) The date of commencement by or
                       -----------------
against Mortgagor of any bankruptcy proceeding, (ii) the failure by Mortgagor to repay any Loan at maturity and/or (iii) the occurrence of any other default under the Credit Agreement shall constitute an "Event of Default" hereunder.

                  16.  Remedies.
                       --------

                  (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Mortgagee may have pursuant to the Loan Documents, or as provided by law, and without limitation, (x) if such event is an Event of Default specified in subsection 15(i) above, automatically the Indebtedness and all other amounts owing under this Mortgage and the other Security Documents immediately shall become due and payable, and (y) if such event is any other Event of Default, with the consent of the Lenders, Mortgagee may, by notice of default to Mortgagor, declare the Indebtedness (together with accrued interest thereon) and all other amounts payable under this Mortgage and the other Security Documents to be immediately due and payable. Except as expressly provided above in this Section or as required by applicable law, notice of intention to accelerate, notice of acceleration, presentment, demand, protest and all other notices of any kind are hereby expressly waived. In addition, upon the occurrence of any Event of Default, Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

                  (i) Mortgagee may, to the extent  permitted by applicable law,
         (A) institute and maintain an action of judicial foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action with respect to the Obligations under the Notes, or (C) take such other action at law or in equity for the enforcement of this Mortgage or any of the Loan Documents as the law may allow. Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment.

                  (ii) Mortgagee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (Mortgagor hereby agreeing to surrender possession of the Mortgaged Property to Mortgagee upon demand at any such time) and use, operate, manage, maintain and control the Mortgaged Property and every part thereof. Following such entry and taking of possession, Mortgagee shall be entitled, without limitation, (x) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as Mortgagee may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease to the extent permitted by applicable law and the terms of such Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as Mortgagee shall deem appropriate as fully as Mortgagor might do.

                  (iii) It is further agreed that if an Event of Default be made in the payment of any part of the Indebtedness, as an alternative to the right of foreclosure for the full secured Indebtedness after acceleration thereof, Mortgagee shall have the right to institute partial foreclosure proceedings with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire secured Indebtedness due (such proceeding being hereinafter referred to as a "partial foreclosure"), and provided that if a partial foreclosure sale is consummated as provided herein, such sale may be made subject to the continuing lien of this Mortgage for the unmatured portion of the secured Indebtedness, but as to such unmatured part, this Mortgage, and the lien hereof, shall remain in full force and effect just as though no partial foreclosure sale had been made under the provisions of this Section. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein, Mortgagee may elect at any time prior to a partial foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the Indebtedness secured hereby by reason of any uncured Event of Default upon which such partial foreclosure was predicated or by reason of any other Events of Default, and proceed with full foreclosure proceedings. It is further agreed that one or more foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the secured Indebtedness, it being the purpose to provide for a partial foreclosure sale of the Indebtedness secured hereby without exhausting the power to foreclose for any other part of the Indebtedness whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

                  (b) The holder of this Mortgage, in any action to foreclose this Mortgage in a judicial procedure, shall be entitled to the appointment of a receiver. In case of a sheriff's sale or foreclosure sale, the Real Estate may be sold, at Mortgagee's election, in one parcel or in more than one parcel and Mortgagee is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held.

                  (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage, and notwithstanding to the contrary any exculpatory or non-recourse language which may be contained herein, Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage.

                  17. Right of Mortgagee to Credit Sale.  Upon the occurrence of
                      ---------------------------------
any sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof. In lieu of paying cash therefor, Mortgagee may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Mortgage the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Credit Agreement, the Notes and the documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

                  18. Appointment of Receiver. If an Event of Default shall have
                      -----------------------
occurred and be continuing, Mortgagee as a matter of right and without notice to Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property, without requiring the posting of a surety bond and without reference to the adequacy or inadequacy of the value of the Mortgaged Property or the solvency or insolvency of Mortgagor or any other party obligated for payment of all or any part of the Indebtedness, and whether or not waste has occurred with respect to the Mortgaged Property. Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in this Mortgage, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

                  19.  Extension,   Release,  etc.  (a)  Without  affecting  the
                       --------------------------
encumbrance or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Indebtedness, Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Mortgage shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the encumbrance of this Mortgage until the encumbrance amount shall equal the principal amount of the Indebtedness outstanding.

                  (b) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect the encumbrance of this Mortgage or any liens, rights, powers or remedies of Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

                  (c) If Mortgagee shall have the right to foreclose this Mortgage or to exercise its power of sale, Mortgagor authorizes Mortgagee at its option to foreclose the lien of this Mortgage subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights, or to provide notice to such tenants as required in any statutory procedure governing a sale of the Mortgaged Property by Mortgagee, or to terminate such tenant's rights in such sale will not be asserted by Mortgagor as a defense to any proceeding instituted by Mortgagee to collect the Indebtedness or to foreclose the lien of this Mortgage.

                  (d) Unless expressly provided otherwise, in the event that Mortgagee's interest in this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid charge on the Mortgaged Property for the amount secured hereby.

                  20. Security Agreement under Uniform Commercial Code.
                      ------------------------------------------------
                  (a) It is the intention of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "Code") of the State of Illinois. If an Event of Default shall occur under this Mortgage, then in addition to having any other right or remedy available at law or in equity, Mortgagee shall have the option of either
(i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with Mortgagee's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Mortgagee shall elect to proceed under the Code, then five days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, attorneys' fees and legal expenses. At Mortgagee's request, Mortgagor shall assemble the personal property and make it available to Mortgagee at a place designated by Mortgagee which is reasonably convenient to both parties.

                  (b) Mortgagor and Mortgagee agree, to the extent permitted by law, that: (i) all of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code; (iii) Mortgagor is the record owner of the Real Estate; and (iv) the addresses of Mortgagor and Mortgagee are as set forth on the first page of this Mortgage.

                  (c) Mortgagor, upon request by Mortgagee from time to time, shall execute, acknowledge and deliver to Mortgagee one or more separate security agreements, in form satisfactory to Mortgagee, covering all or any part of the Mortgaged Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Mortgagee may request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Mortgage and such security instrument. Mortgagor further agrees to pay to Mortgagee on demand all costs and expenses incurred by Mortgagee in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements Mortgagee shall reasonably require. Mortgagor shall from time to time, on request of Mortgagee, deliver to Mortgagee an inventory in reasonable detail of any of the Mortgaged Property which constitutes personal property. If Mortgagor shall fail to furnish any financing or continuation statement within 10 days after request by Mortgagee, then pursuant to the provisions of the Code, Mortgagor hereby authorizes Mortgagee, without the signature of Mortgagor, and hereby irrevocably appoints and constitutes Mortgagee as its true and lawful attorney-in-fact, which appointment is coupled with an interest, in its name, place and stead to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Mortgagee to proceed against any personal property encumbered by this Mortgage as real property, as set forth above.

                  21. Assignment  of Rents.  Mortgagor  hereby  absolutely  and
                      --------------------
unconditionally assigns, transfers, conveys and sets over to Mortgagee, the Rents as further security for the payment of the Indebtedness and performance of the Obligations, and Mortgagor grants to Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Indebtedness. The foregoing assignment and grant is present and absolute and shall continue in effect until the Indebtedness is paid in full, but Mortgagee hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and Mortgagor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Mortgage; such right of Mortgagor to collect, receive, use and retain the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default under this Mortgage by giving not less than five days' written notice of such revocation to Mortgagor; in the event such notice is given, Mortgagor shall pay over to Mortgagee, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Mortgagee, or to any such receiver, the fair and reasonable rental value as determined by Mortgagee for the use and occupancy of the Mortgaged Property or of such part thereof as may be in the possession of Mortgagor or any affiliate of Mortgagor, and upon default in any such payment Mortgagor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

                  22. Trust  Funds.  All lease  security  deposits  of the Real
                      ------------
Estate shall be treated as trust funds not to be commingled with any other funds of Mortgagor. Within 10 days after request by Mortgagee, Mortgagor shall furnish Mortgagee satisfactory evidence of compliance with this subsection, together with a statement of all lease security deposits by lessees and copies of all Leases not previously delivered to Mortgagee, which statement shall be certified by Mortgagor.

                  23. Additional  Rights.  The holder of any subordinate lien or
                      ------------------
subordinate mortgage on the Mortgaged Property shall have no right to terminate any Lease whether or not such Lease is subordinate to this Mortgage nor shall any holder of any subordinate lien or subordinate mortgage join any tenant under any Lease in any trustee's sale or action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any Lease. By recordation of this Mortgage all subordinate lienholders and the trustees and beneficiaries under subordinate deeds of trust are subject to and notified of this provision, and any action taken by any such lienholder or trustee or beneficiary contrary to this provision shall be null and void. Upon the occurrence of any Event of Default, Mortgagee may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with Mortgagee under this Mortgage against all or any part of the Indebtedness. Any such application shall not be construed to cure or waive any Default or Event of Default or invalidate any act taken by Mortgagee on account of such Default or Event of Default.

                  24. Notices.   All  notices,   requests,   demands  and  other
                      -------
communications to or upon the respective parties hereto shall be given in accordance with the provisions of subsection 6.2 of the Credit Agreement, addressed to Mortgagor at the address given on the first page of this Mortgage and to Mortgagee at the address given on the first page of this Mortgage.

                  25. No Oral  Modification.  This  Mortgage may not be amended,
                      ---------------------
supplemented, terminated or otherwise modified except in writing and in accordance with the provisions of subsection 6.1 of the Credit Agreement. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

                  26. Partial  Invalidity.   In the event any one or more of the
                      -------------------
provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Mortgage or in any provisions of the Indebtedness or Loan Documents, the obligations of Mortgagor and of any other obligor under the Indebtedness or Loan Documents shall be subject to the limitation that Mortgagee shall not charge, take or receive, nor shall Mortgagor or any other obligor be obligated to pay to Mortgagee, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Mortgagee.

                  27. Mortgagor's  Waiver  of  Rights.   To the  fullest  extent
                      -------------------------------
permitted by law, Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and Mortgagor, for Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created. Mortgagor further waives, to the extent permitted by applicable law, all errors and imperfections in any proceedings instituted by Mortgagee under this Mortgage and all notices of any Event of Default (except as may be provided for under the terms of this Mortgage) or of Mortgagee's election to exercise or its actual exercise of any right, remedy or recourse provided for under this Mortgage.

                  28. Remedies Not  Exclusive.   Mortgagee  shall be entitled to
                      -----------------------
enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee or to which either may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee. In no event shall Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a "mortgagee in possession," and Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

                  29. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold or be the beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State of Illinois (whether or not such property is owned by Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single trustee's sale or foreclosure action all trustee's sale or foreclosure proceedings against all such collateral securing the Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated trustee's sale or foreclosure action is a specific inducement to Mortgagee to extend the Indebtedness, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Mortgagor further
---------------------
agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Indebtedness, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral (or, in the case of a trustee's sale, shall have met the statutory requirements therefor with respect to such collateral), then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State of Illinois, Mortgagee may commence or continue any trustee's sale or foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. The commencement or continuation of proceedings to sell the Mortgaged Property in a trustee's sale, to foreclose this Mortgage or the exercise of any other rights hereunder or the recovery of any judgment by Mortgagee or the occurrence of any sale by Mortgagee in any such proceedings shall not prejudice, limit or preclude Mortgagee's right to commence or continue one or more trustee's sales, foreclosure or other proceedings or obtain a judgment against (or, in the case of a trustee's sale, to meet the statutory requirements for, any such sale of) any other collateral (either in or outside the State of Illinois) which directly or indirectly secures the Indebtedness, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single trustee's sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

                  30. Successors  and  Assigns.    All  covenants  of  Mortgagor
                      ------------------------
contained in this Mortgage are imposed solely and exclusively for the benefit of Mortgagee and their respective successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Mortgagee at any time if in the sole discretion of either of them such waiver is deemed advisable. All such covenants of Mortgagor shall run with the land and bind Mortgagor, the successors and assigns of Mortgagor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of Mortgagee and its successors and assigns. The word "Mortgagor" shall be construed as if it read "Mortgagors" whenever the sense of this Mortgage so requires and if there shall be more than one Mortgagor, the obligations of the Mortgagors shall be joint and several.

                  31. No Waivers,  etc.  Any failure by Mortgagee to insist upon
                      ----------------
the strict performance by Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the beneficiary of any subordinate mortgage or the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in anywise impairing or affecting this Mortgage or the priority of this Mortgage over any subordinate lien or mortgage.

                  32. GOVERNING LAW, ETC. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, EXCEPT THAT MORTGAGOR EXPRESSLY ACKNOWLEDGES THAT BY THEIR TERMS THE NOTES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW, AND FOR PURPOSES OF CONSISTENCY, MORTGAGOR AGREES THAT IN ANY IN PERSONAM PROCEEDING RELATED TO THIS MORTGAGE THE
                             -----------
RIGHTS OF THE PARTIES TO THIS MORTGAGE SHALL ALSO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK GOVERNING CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

                  33. WAIVER OF TRIAL BY JURY.   MORTGAGOR  AND  MORTGAGEE  EACH
                      -----------------------
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT OR PROCEEDING RELATING TO THIS MORTGAGE AND FOR ANY COUNTERCLAIM BROUGHT THEREIN. MORTGAGOR HEREBY WAIVES ALL RIGHTS TO INTERPOSE ANY COUNTERCLAIM IN ANY SUIT BROUGHT BY MORTGAGEE HEREUNDER AND ALL RIGHTS TO HAVE ANY SUCH SUIT CONSOLIDATED WITH ANY SEPARATE SUIT, ACTION OR PROCEEDING.

                  34. Certain Definitions.  Unless the context clearly indicates
                      -------------------
a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein," the word "Mortgagee" shall mean "Mortgagee or any subsequent holder of the Notes," the word "Notes" shall mean "the Notes or any other evidence of indebtedness secured by this Mortgage," the word "person" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof. All terms used herein which are defined in the Illinois Uniform Commercial Code shall be used in accordance with the definition therefor in said Code.

                  35. Compliance with Illinois Mortgage  Foreclosure Law. (a) In
                      --------------------------------------------------
the event that any provision in this Mortgage shall be inconsistent with any provision of the Illinois Mortgage Foreclosure Law (Chapter 110, Sections 15-1101 et seq., Illinois Revised Statutes), as amended from time to time herein called the "Act"), the provisions of the Act shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the Act.

                  (b) If any provision of this Mortgage shall grant to Mortgagee any rights or remedies upon default by the Mortgagor which are more limited than the rights that would otherwise be vested in Mortgagee under the Act in the absence of said provision of this Mortgage, Mortgagee shall be vested with the rights granted in the act to the full extent permitted by law.

                  (c) Without limiting the generality of the foregoing, all expenses incurred by Mortgagee to the extent reimbursable under Section 15-1510 and 15-1512 of the Act, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in this Mortgage, shall be added to the Indebtedness secured by this Mortgage or by the judgment of foreclosure.

                  36. Release Upon Payment and Discharge of Mortgagor's
                      -------------------------------------------------
Obligations. Mortgagee shall release this Mortgage and the lien hereof by proper
-----------
instrument upon payment
and  discharge  of  all  Indebtedness   secured  hereby  (including  payment  of
reasonable expenses incurred by Mortgagee in connection with the execution of such release) and upon full and complete performance of all of the Obligations.

                  37. Receipt of Copy.    Mortgagor  acknowledges  that  it  has
                      ---------------
received a true copy of this Mortgage.

                  38. WAIVER OF AUTOMATIC STAY. MORTGAGOR, HAVING RECEIVED THE ADVICE OF COUNSEL QUALIFIED TO PRACTICE IN SUCH MATTERS, AND BEING FULLY INFORMED OF ITS RIGHTS UNDER TITLE 11 OF THE UNITED STATES CODE, SECTIONS 101 ET SEQ. ("BANKRUPTCY CODE"), HEREBY ACKNOWLEDGES THAT THE LOANS BEING MADE
        ----------------
HEREUNDER ARE BEING MADE IN CONNECTION WITH AND IN PREPARATION FOR A GOOD FAITH RESTRUCTURING OF ITS BUSINESS, ASSETS AND LIABILITIES, WHETHER IN OR OUT OF COURT, AND ARE NECESSARY AND DESIRABLE TO ENABLE IT TO FULFILL ITS FIDUCIARY DUTY TO ITS CREDITORS AND OTHER CONSTITUENCIES AND, TO INDUCE SUCH LOANS TO BE MADE AT THIS TIME WITHOUT THE PROTECTION OF AN ORDER UNDER SECTION 364 OF THE BANKRUPTCY CODE, MORTGAGOR HEREBY WAIVES, IN RESPECT OF THE LOANS, THE OTHER OBLIGATIONS AND THE EXERCISE OF REMEDIES AGAINST ITS PROPERTY TO SATISFY SUCH LOANS AND OBLIGATIONS, TO THE FULLEST EXTENT PERMITTED BY LAW, THE PROTECTION OF THE AUTOMATIC STAY UNDER SECTION 362 OF THE BANKRUPTCY CODE AND ANY OTHER STAY OR INJUNCTION AVAILABLE UNDER SECTION 105 OF THE BANKRUPTCY CODE IN ANY CASE FILED BY OR AGAINST MORTGAGOR AFTER THE DATE HEREOF AND PRIOR TO REPAYMENT IN FULL OF THE LOANS AND OTHER OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND COVENANTS AND AGREES THAT IT WILL NOT ASSERT ANY DEFENSE OR CLAIM TO PREVENT, INTERFERE WITH OR DELAY THE EXERCISE OF REMEDIES HEREUNDER OR UNDER THE LOAN DOCUMENTS. MORTGAGOR FURTHER ACKNOWLEDGES THAT THE LENDERS ARE RELYING ON THIS WAIVER IN RESPECT OF EACH EXTENSION OF CREDIT HEREUNDER.

                  IN WITNESS WHEREOF, Mortgagor has caused its name to be signed to these presents by its ------------------------------, and attested by its ---------------- Secretary, the day and year first above written.

                                    SAFETY-KLEEN SYSTEMS, INC.
                                    (formerly known as Safety-Kleen Corp.)


                                    By: --------------------------
                                      Name:
                                      Title:

                                    Attest: --------------------------
                                      Name:
                                      Title:   ------ Secretary

COUNTY OF                )

STATE OF                 )           ss.:



On the 14th day of March in the year 2000 before me, the undersigned, a notary public in and for said State, personally appeared ---------------------- personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


--------------------------
     Notary Public

                                   SCHEDULE A
                                   ----------

                           DESCRIPTION OF THE PREMISES


PARCEL ONE:
THAT PART OF SECTIONS 5, 8 AND 9. TOWNSHIP 41 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH EAST CORNER OF SAID SECTION 8; THENCE NORTH 89 DEGREES, 41 MINUTES, 46 SECONDS WEST, ALONG THE NORTH LINE OF SAID SECTION 8, A DISTANCE OF 1134.97 FEET (RECORD BEING 1139.38
FEET); THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG A LINE THAT IF EXTENDED SOUTHERLY WOULD INTERSECT THE SOUTH LINE OF SAID SECTION 8 AT A POINT THAT IS 1067.26 FEET (RECORD BEING 1065.24 FEET: WESTERLY OF, AS MEASURED ALONG SAID SOUTH LINE, THE SOUTH EAST CORNER OF SAID SECTION 8, (THIS LINE HEREAFTER REFERRED TO AS "LINE A"). A DISTANCE OF 33.31 FEET FOR THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID "LINE A", A DISTANCE OF 336.69 FEET; THENCE NORTH 49 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 410.00 FEET; THENCE NORTH 40 DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 50.00 FEET; THENCE NORTH 49 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 200.00 FEET; THENCE NORTH 13

                              SCHEDULE A CONTINUED

DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 360.00 FEET; THENCE NORTH 78 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH 34 DEGREES, 15 MINUTES, 15 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH 00 DEGREES, 18 MINUTES, 14 SECONDS WEST, A DISTANCE OF 204.24 FEET TO THE SOUTH LINE OF THE SOUTH EAST 1/4 OF SAID SECTION 5; THENCE SOUTH 89 DEGREES, 41 MINUTES, 46 SECONDS EAST, ALONG SAID SOUTH LINE, A DISTANCE OF 360.40 FEET TO A POINT THAT IS 440.00 FEET WESTERLY OF "LINE A", AS MEASURED ALONG THE SOUTH LINE OF SAID SECTION 5; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, PARALLEL WITH SAID "LINE A", A DISTANCE OF 834.95 FEET: THENCE SOUTH 89 DEGREES, 57 MINUTES, 10 SECONDS EAST, A DISTANCE OF 407.00 FEET TO A POINT ON A LINE THAT IS 33.00 FEET WESTERLY OF, AS MEASURED AT RIGHT ANGLES AND PARALLEL WITH SAID "LINE A"; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID PARALLEL LINE, A DISTANCE OF 386.51 FEET TO A POINT THAT IS 1400.00 FEET, AS MEASURED ALONG SAID LINE, NORTHERLY OF THE CENTER LINE OF HIGHLAND AVENUE ROAD AS PLATTED ON WEST HIGHLAND ACRES, BEING A SUBDIVISION OF PART OF SAID SECTION 8; THENCE SOUTH 74 DEGREE, 42 MINUTES, 18 SECONDS EAST, A DISTANCE OF 764.00 FEET; THENCE SOUTH 08 DEGREES, 39 MINUTES, 29 SECONDS WEST, A DISTANCE OF 1219.57 FEET TO A POINT ON THE SOUTH LINE ON THE NORTH EAST 1/4 OF SAID SECTION 8 THAT IS 586.10 FEET, AS MEASURED ALONG SAID SOUTH LINE, WEST OF THE SOUTH EAST CORNER OF THE NORTH EAST 1/4 OF SAID SECTION 8; THENCE NORTH 89 DEGREES, 32 MINUTES, 11 SECONDS EAST, ALONG SAID SOUTH LINE, A DISTANCE OF 576.99 FEET TO THE WESTERLY RIGHT OF WAY LINE OF RANDALL ROAD; THENCE NORTHERLY, ALONG SAID WESTERLY RIGHT OF WAY LINE, BEING ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 2361.83 FEET, A DISTANCE OF 380.11 FEET; THENCE NORTH 22 DEGREES, 59 MINUTES, 59 SECONDS EAST, ALONG SAID WESTERLY RIGHT OF WAY LINE, TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 133.22 FEET; THENCE NORTHEASTERLY, ALONG SAID WESTERLY RIGHT OF WAY LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 15,556.13 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 1135.72 FEET; THENCE NORTH 18 DEGREES, 49 MINUTES, 00 SECONDS EAST, ALONG SAID WESTERLY RIGHT OF WAY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 336.25 FEET TO THE SOUTHERLY LINE OF FLETCHER DRIVE AS MONUMENTED IN OAK CREEK. BEING A SUBDIVISION OF PART OF SAID SECTIONS 8 AND 9; THENCE NORTH 84 DEGREES, 07 MINUTES, 20 SECONDS WEST, ALONG SAID SOUTHERLY LINE, A DISTANCE OF
109.34 FEET; THENCE SOUTHWESTERLY, ALONG SAID SOUTHERLY LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 128.00 FEET (RECORD BEING 128.03 FEET) AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 77.07 FEET (RECORD BEING 77.09 FEET); THENCE SOUTH 61 DEGREES, 22 MINUTES, 45 SECONDS WEST, ALONG SAID SOUTHERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF
60.30 FEET; THENCE SOUTHWESTERLY AND NORTHWESTERLY, ALONG SAID SOUTHERLY LINE, BEING ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 193.99 FEET AND BEING

                              SCHEDULE A CONTINUED

TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 159.13 FEET; THENCE NORTH 71 DEGREES, 37 MINUTES, 16 SECONDS WEST, ALONG SAID SOUTHERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 55.28 FEET; THENCE NORTHWESTERLY, ALONG SAID SOUTHERLY LINE, BEING ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF
552.26 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 106.02 FEET; THENCE NORTH 60 DEGREES, 37 MINUTES, 18 SECONDS WEST, ALONG SAID SOUTHERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 254.65 FEET TO THE SOUTHWESTERLY CORNER OF SAID FLETCHER DRIVE AS MONUMENTED; THENCE NORTH 17 DEGREES, 28 MINUTES, 12 SECONDS EAST, ALONG THE WESTERLY LINE OF SAID OAK CREEK AS MONUMENTED, A DISTANCE 346.63 FEET TO THE NORTH WEST CORNER OF LOT 2; THENCE NORTH 37 DEGREES, 36 MINUTES, 29 SECONDS WEST, A DISTANCE OF 394.75 FEET; THENCE SOUTH 57 DEGREES, 38 MINUTES, 53 SECONDS WEST, A DISTANCE OF 180.00 FEET; THENCE SOUTH 20 DEGREES, 3 MINUTES, 49 SECONDS WEST, A DISTANCE OF 309.98 FEET; THENCE NORTH 58 DEGREES, 03 MINUTES, 53 SECONDS WEST, A DISTANCE OF 588.89 FEET; THENCE NORTH 60 DEGREES, 2 MINUTES, 26 SECONDS WEST, A DISTANCE OF 143.96 FEET TO THE POINT OF BEGINNING, IN THE CITY OF OF ELGIN AND OF TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL TWO: EASEMENT FOR UTILITIES, INGRESS AND EGRESS AS RESERVED IN DEED RECORDED JANUARY 15, 1985 AS DOCUMENT 1708349 MADE BY CLARENCE D. BURNIDGE AND OTHERS TO WESTMINISTER PRESBYTERIAN CHURCH FOR THE BENEFIT OF PARCEL 1 OVER THAT PART OF THE EAST 1/2 OF SECTION 8, TOWNSHIP 41 NORTH, RANGE 8 EAST OF THE THIRD PRINCIPAL MERIDIAN. DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH EAST CORNER OF SAID SECTION 8; THENCE NORTH 89 DEGREES, 41 MINUTES, 46 SECONDS WEST, ALONG THE NORTH LINE OF SAID SECTION 8, A DISTANCE OF 1134.97 FEET (RECORD BEING 1139.38
FEET); THENCE SOUTH 00 DEGREES, 02 MINUTES, 5 SECONDS WEST, ALONG A LINE THAT IF EXTENDED SOUTHERLY WOULD INTERSECT THE SOUTH LINE OF SAID SECTION 8 AT A POINT THAT IS 1067.26 FEET (RECORD BEING 1065.24 FEET), WESTERLY OF, AS MEASURED ALONG SAID SOUTHERLY LINE, THE SOUTH EAST CORNER OF SAID SECTION 8, (THIS LINE HEREAFTER REFERRED TO AS "LINE A"), A DISTANCE OF 370.00 FEET; THENCE NORTH 4 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 410.00 FEET; THENCE NORTH 40 DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 50.00 FEET; THENCE NORTH 49 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 200.00 FEET; THENCE NORTH 18 DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 360.00 FEET; THENCE NORTH 78 DEGREES, 4 MINUTES, 45 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH [ILLEGIBLE] DEGREES, 15 MINUTES, 15 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH 0 DEGREES, 18 MINUTES, 14 SECONDS WEST, A DISTANCE OF 204.24 FEET TO THE SOUTH LINE OF THE SOUTH EAST 1/4 OF SECTION 5, TOWNSHIP AND RANGE AFORESAID; THENCE SOUTH 89 DEGREES, 41 MINUTES,

                              SCHEDULE A CONTINUED

SECONDS EAST, ALONG SAID SOUTH LINE, A DISTANCE OF 360.40 FEET TO A POINT THAT IS 440.00 FEET WESTERLY OF "LINE A", AS MEASURED ALONG THE SOUTH LINE OF SAID
SECTION 5; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, PARALLEL WITH SAID "LINE A", A DISTANCE OF 884.94 FEET; THENCE SOUTH 89 DEGREES, 57 MINUTES, 10 SECONDS EAST, A DISTANCE OF 407.00 FEET TO A POINT ON A LINE THAT IS 33.00 FEET WESTERLY OF, AS MEASURED AT RIGHT ANGLES AND PARALLEL WITH SAID "LINE A"; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID PARALLEL LINE, A DISTANCE OF 386.51 FEET TO A POINT (THIS POINT HEREAFTER REFERRED TO AS POINT "B"); THENCE CONTINUING SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID PARALLEL LINE, A DISTANCE OF 1400.00 FEET TO THE CENTER LINE OF HIGHLAND AVENUE ROAD AS PLATTED ON WEST HIGHLAND ACRES, BEING A SUBDIVISION OF PART OF SAID SECTION 8; THENCE SOUTH 44 DEGREES, 19 MINUTES, 17 SECONDS EAST, ALONG SAID CENTER LINE, A DISTANCE OF 47.19 FEET; THENCE SOUTH 44 DEGREES, 36 MINUTES, 23 SECONDS EAST, ALONG THE CENTER LINE OF HIGHLAND AVENUE ROAD AS PLATTED ON THE THIRD ADDITION TO ALMORA HEIGHTS, BEING A SUBDIVISION OF PART OF SECTIONS 5 AND 17, TOWNSHIP AND RANGE AFORESAID, A DISTANCE OF 311.25 FEET; THENCE SOUTHEASTERLY, ALONG SAID CENTER LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 8040.94 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 147.00 FEET FOR THE POINT OF BEGINNING; THENCE CONTINUING SOUTHEASTERLY, ALONG SAID CURVE AND CENTER LINE, A DISTANCE OF 163.03 FEET TO A POINT THAT IS 471.64 FEET, AS MEASURED ALONG A LINE THAT BEARS SOUTH 09 DEGREES, 53 MINUTES, 43 SECONDS WEST, FROM A POINT ON THE SOUTH LINE OF THE NORTH EAST 1/4 OF SAID SECTION 8 THAT IS 586.10 FEET WESTERLY OF, AS MEASURED ALONG SAID SOUTH LINE, THE SOUTH EAST CORNER OF SAID NORTH EAST 1/4; THENCE NORTH 09 DEGREES, 53 MINUTES, 43 SECONDS EAST, A DISTANCE OF 471.64 FEET TO SAID POINT ON THE SOUTH LINE OF THE NORTH EAST 1/4; THENCE NORTH 08 DEGREES, 39 MINUTES, 29 SECONDS EAST, A DISTANCE OF 250.00 FEET, BEING ALONG A LINE THAT IF EXTENDED NORTHEASTERLY WOULD INTERSECT A LINE THAT BEARS SOUTH 74 DEGREES, 42 MINUTES, 13 SECONDS EAST AT A POINT THAT IS 764.00 FEET FROM THE AFORESAID POINT "B"; THENCE NORTH 81 DEGREES, 20 MINUTES, 31 SECONDS WEST, A DISTANCE OF 66.00 FEET; THENCE SOUTH 08 DEGREES, 39 MINUTES, 29 SECONDS WEST, A DISTANCE OF 249.29 FEET; THENCE SOUTH 09 DEGREES, 53 MINUTES, 43 SECONDS WEST, A DISTANCE OF 194.65 FEET TO A POINT OF CURVE; THENCE SOUTHWESTERLY ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 271.03 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF
161.78 FEET; THENCE SOUTH 44 DEGREES, 06 MINUTES, 40 SECONDS WEST, TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 40.00 FEET TO THE POINT OF BEGINNING, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL THREE:
FLETCHER DRIVE (A PRIVATE ROAD) AS ESTABLISHED ON THE PLAT OF OAK CREEK, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

                              SCHEDULE A CONTINUED

PARCEL FOUR:
LOT 1 OF OAK CREEK, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL FIVE:
LOT 2 OF OAK CREEK, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL SIX: THAT PART OF THE NORTH WEST 1/4 OF SECTION 9, TOWNSHIP 41 NORTH, RANGE 8 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE NORTH LINE OF SAID NORTH WEST 1/4 WITH THE CENTER LINE OF RANDALL ROAD; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE, A DISTANCE OF
839.3 FEET; THENCE WESTERLY ALONG A LINE THAT FORMS AN ANGLE OF 71 DEGREES, 30 MINUTES, 0 SECONDS TO THE RIGHT WITH THE PROLONGATION OF THE LAST DESCRIBED COURSE, A DISTANCE OF 42.18 FEET TO THE WESTERLY LINE OF RANDALL ROAD FOR THE POINT OF BEGINNING; THENCE WESTERLY ALONG AN EXTENSION OF THE LAST DESCRIBED COURSE, BEING ALONG THE NORTHERLY LINE OF FLETCHER DRIVE, AS PLATTED IN OAK CREEK, A SUBDIVISION OF PART OF SECTIONS 8 AND 9, TOWNSHIP AND RANGE AFORESAID, A DISTANCE OF 211.31 FEET; THENCE WESTERLY ALONG SAID NORTHERLY LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 194.03 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 76.93 FEET TO THE SOUTH EAST CORNER OF LOT 1 IN SAID OAK CREEK; THENCE NORTHERLY ALONG THE EAST LINE OF SAID LOT 1; A DISTANCE OF 385.70 FEET TO THE NORTH EAST CORNER OF SAID LOT 1; THENCE SOUTHEASTERLY ALONG A LINE THAT FORMS AN ANGLE OF 98 DEGREES, 53 MINUTES, 0 SECONDS TO THE RIGHT WITH THE PROLONGATION OF THE LAST DESCRIBED COURSE, A DISTANCE OF 428.09 FEET TO A POINT ON THE WESTERLY LINE OF RANDALL ROAD THAT IS
352.95 FEET NORTHEASTERLY OF, AS MEASURED ALONG SAID WESTERLY LINE, THE POINT OF BEGINNING; THENCE SOUTHWESTERLY ALONG SAID WESTERLY LINE, A DISTANCE OF 352.95 FEET TO THE POINT OF BEGINNING (EXCEPT THAT PART FALLING EASTERLY OF THE NEW WESTERLY RIGHT OF WAY LINE, AS MONUMENTED, OF RANDALL ROAD), IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.